Exhibit 99.1

Aspreva Announces Preliminary Revenues for Second Quarter 2007

Victoria, B.C., Canada; July 16, 2007 - Aspreva Pharmaceuticals Corporation (NASDAQ: ASPV; TSX: ASV) today announced preliminary and unaudited net revenues of approximately US$63 million for the second quarter of 2007 compared to $51.7 million revenue in the second quarter 2006.

As previously announced, Aspreva will release its full financial results on Wednesday, August 1, 2007. The Company will hold a conference call and webcast beginning at 5:00 a.m. Pacific Time (8:00 a.m. Eastern Time) to discuss results and to provide a general corporate update.

About Aspreva Pharmaceuticals
Aspreva is a global pharmaceutical company focused on identifying, developing, and, upon approval, commercializing evidence-based medicines for patients living with less common diseases. Aspreva common stock is traded on the NASDAQ Global Select Market under the trading symbol "ASPV" and on the Toronto Stock Exchange under the trading symbol "ASV". Learn more at www.aspreva.com.

Conference Call
Aspreva will host a conference call to discuss results for the second quarter 2007 on Wednesday, August 1, 2007 at 5:00 a.m. Pacific Time (8:00 a.m. Eastern Time).

Dial-in information:
North America (toll free):  1-866-202-4367
International:  1-617-213-8845
Enter passcode:  69947258

The call will be available for replay until Wednesday, August 8th, by calling 1-888-286-8010 (North America) or 1-617-801-6888 (International) and entering the pass code 40996362.

A live webcast will also be available to all interested parties on Aspreva’s website:  www.aspreva.com. Please click on the “Webcasts and Events” link under the Investors section. A replay of the webcast will be available until the Company’s third quarter 2007 conference call.

For further information please contact:
Sage Baker
VP, Investor Relations & Corporate Communications
Aspreva Pharmaceuticals
250-744-2488 ext. 84270
sbaker@aspreva.com

The revenue figures in this press release are preliminary and unaudited and are not a complete disclosure of our quarterly financial results. Unless otherwise specified, all amounts are in U.S. dollars and are reported under U.S. GAAP.

This news release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable securities laws in Canada (collectively, “forward-looking statements”). The words “anticipates”, “believes”, “budgets”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “might”, “plans”, “projects”, “schedule”, “should”, “will”, “would” and similar expressions are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this news release include, but are not limited to, statements concerning our strategy, future operations, clinical trials, and prospects and plans of management.

Various estimates and assumptions were used in drawing the conclusions or making the forecasts and projections contained in the forward-looking statements in this news release. Certain risks, uncertainties and factors are taken into account as part of our assumptions underlying the forward-looking statements, including: our ability to successfully conduct our clinical trials and studies; difficulties or delays in the progress, timing and results of clinical trials and studies; difficulties or delays in obtaining regulatory approvals; we may not be able to develop and obtain regulatory approval for some of the products in our targeted indications; our ability to succeed at establishing a successful commercialization program for any of our products; the risk that we may not sustain our profitability; our ability to attract and retain collaborations relating to the development and commercialization of new indications; competition from other pharmaceutical or biotechnology companies; our ability to raise additional financing required to fund further research and development, clinical studies, and obtain regulatory approvals, on commercially acceptable terms or at all; economic and capital market conditions; our ability to obtain and protect patents and other intellectual property rights; our ability to operate without infringing the intellectual property rights of others; our ability to comply with applicable governmental regulations and standards; currency exchange rates; and our ability to successfully attract and retain skilled and experienced personnel.

Although we have attempted to identify the important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in the forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in the forward-looking statements. For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in the Company’s Quarterly Report on Form 10Q for the quarter ended March 31, 2007, filed with the U.S. Securities Exchange Commission on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.  All forward-looking statements are qualified in their entirety by this cautionary statement and Aspreva undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise after the date hereof.